united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/15

Item 1. Reports to Stockholders.

Marathon Value Portfolio

MVPFX

Semi-Annual Report

April 30, 2015

Fund Advisor:

Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

(800) 788-6086

www.marathonvalue.com

April 30, 2015

Dear Fellow Shareholders:

Age does have its advantages. While one can learn by reading history (which I did before I ever invested anyone’s money) the experience of managing money itself is a better guide through market cycles. The current cycle is drawing many investors into greed. We are in one of those periods where passive strategies outperform most money managers. Judgment and discretion seem unnecessary while everything rises in unison, but eventually it will become harder to make or preserve investment wealth, and those elements will come back in focus.

In the meantime, you continue to benefit from our long term approach of sticking with sound companies that have solid cultures that guide and develop their business practices. Graco, Inc., which manufactures highly-engineered products, continues to exemplify these characteristics. Some brokerage house analysts see the loss of dividends from a mandated sale of their liquid finishing business as a reason to sell Graco, Inc. We see that the proceeds will be used wisely to repurchase shares or buy complementary businesses. Similarly, PPG Industries, Inc. has shed unrelated businesses to focus on a very profitable worldwide coatings business. Plum Creek Timber, Inc.’s share price, on the other hand, has tested our patience. We are confident that the value of the land and timberlands that the company owns substantially exceeds the price of the shares, even after subtraction of its debt. But because the real estate will not be sold in the near term, the market is overly discounting its value.

Of course, the “Fed” would not expect a shareholder letter from me to miss a chance to comment on the Federal Reserve’s policies. As of this writing, the Fed seems to continue to believe that a one percent federal rate would stifle the economy. I would argue that the obvious risks that the Fed is creating with zero percent interest rates have deterred capital investment and encouraged reckless financial investment. It has also hampered consumer spending by people who depend on certificates of deposit and money market funds to supplement their income. Meanwhile, those with exposure to the financial markets are setting new price records at art auctions. Narrow interest rates also deter banks from lending, because a portfolio of loans made at 4% cannot make up a bad loan as easily as a portfolio of loans made at 8%. In short, the Fed continues to exemplify Einstein’s definition of insanity - doing the same thing repeatedly and expecting a different result.

So time marches on for both men and markets, but the timing and causes of upcoming events remain a mystery.

Sincerely,

Marc Heilweil

1

MANAGEMENT DISCUSSION

Over the six-month period ending April 30, 2015, the Marathon Value Portfolio (“Marathon” or “the Fund”) returned +3.24%. Marathon’s annualized performance since inception (March 28, 2000) is +8.02%. The comparable total returns for the S&P 500 benchmark are +4.40% and +4.15% for the six month and since inception periods, respectively. Since the Fund’s inception, the Fund’s cumulative total return has been +220.12%, versus the S&P 500’s cumulative total return of +84.69% for a total return differential of +135.43% in favor of Marathon.

PERFORMANCE SUMMARY

For Calendar Year
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Year-to- Date 2015 as of 04/30/15
Marathon Value Portfolio	16.06%	4.70%	-11.00%	26.20%	14.03%	6.20%	11.76%	3.10%	-23.33%	20.29%	15.87%	1.76%	12.91%	26.89%	7.37%	0.52%

S&P 500 Index	-11.67%	-11.89%	-22.10%	28.68%	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	13.69%	1.92%

Annualized Total Returns
For the Periods Ended April 30, 2015
	One Year	Three Year Average	Five Year Average	Ten Year Average	Since Inception *

Marathon Value Portfolio	7.05%	12.00%	11.28%	7.92%	8.02%

S&P 500 Index	12.98%	16.73%	14.33%	8.32%	4.15%

The Total Gross Annual Expense Ratio for the Fund, as disclosed in the Fund’s prospectus dated March 1, 2015, before waivers and reimbursements is 1.10%

*	March 28, 2000 is the date Spectrum Advisory Services Inc. assumed management of Marathon. Returns for 2000 are from 03/28/00 through 12/31/00. Returns are not annualized, except where noted. Performance quoted is past performance. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.marathonvalue.com or by calling 1-800-788-6086. The S & P 5 0 0 index is unmanaged, and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index.

You should carefully consider the investment objectives, potential risks, management fees , and charges and expenses of the Fund before investing. The Fund’s Prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s Prospectus by visiting www.marathonvalue.com or by calling 1-800-788-6086.

1233-NLD-05/28/2015

2

The chart above assumes an initial investment of $10,000 made on March 28, 2000 (commencement of Fund operations) and held through April 30, 2015. The Fund’s return represents past performance and does not guarantee future results. The line graph and performance table shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price.

The Fund’s investment objectives, risk, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and can be obtained by calling 1-800-788-6086 or visiting www.marathonvalue.com. The prospectus should be read carefully before investing.

The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

MANAGEMENT DISCUSSION

Equifax, Inc. (EFX, +28.69%, 1.43% of portfolio) was the largest contributor to the fund’s performance. Mortgage end markets continue to be pressured, but new product introductions in areas such as automotive lending and fraud detection, just to name a few, offset this and more. Equifax is focused on using its new and existing troves of data to create new uses for it for both existing customers as well as customers in new industries. The company’s “client advisory boards” are an example of an organization that is laser-focused on helping their customers succeed, and it shows up in their results.

Walgreens-Boots Alliance, Inc. (WBA, +30.19%, 0.81% of portfolio) shares performed well despite some significant volatility earlier in 2014. Stefano Pessina from Boots now leads the organization, and the positive reaction in the shares has a lot to do with Pessina’s track record of making money for shareholders. WBA plans to focus intently on improving the operating performance of Walgreens US stores, while their non-US operations including drug distribution lay the path for expansion into new geographies.

3

Global Payments, Inc. (GPN, +24.62%, 1.28% of portfolio) is among the world’s highest-quality merchant acquiring companies in the payments processing space. Through acquisitions and internal product development, they continue to differentiate themselves more as a technology company than a traditional merchant acquirer, and the market is realizing this.

A long-time (and still quite profitable) holding for the fund, Raven Industries, Inc. (RAVN, -20.31%, .80% of portfolio) continues to be a drag on the Fund’s performance. The company’s Applied Technology Division continued to see weakness in its agricultural end-markets, and the Engineered Films Division suffered as oil and gas exploration companies purchased less of its protective films. Historically, Raven has maintained high returns on capital even during cyclical downturns. New management has responded slowly and engaged in costly, unprofitable projects. While we previously trimmed our position, it does not merit more selling currently. We have tried to engage directors and other shareholders to heighten their oversight. We will, of course, continue to monitor and engage behind the scenes.

It is six years since this bull market began in Spring 2009. One reason for the lack of a broad market pullback is that different areas or sectors are picking up the slack while others suffer. “Old Technology” companies have performed well as investors embrace their solid balance sheets and in some cases renewed focus on innovation, driving PE ratios from the low teens to mid-teens. Agricultural and energy end-markets are in a recession of their own, while automotive, commercial aerospace and nonresidential construction are robust, especially in the United States. These dynamics even show up within the various different segments of the same companies, making it very difficult to say what point in the “cycle” the company as a whole is in.

There continue to be numerous data points and rational arguments that this is an artificial Fed-driven rally, and we are overly due for a sharp pullback. We are well aware of areas of the market that are overvalued and speculative. But it is a great error for money managers to assume they are owed a recession and or market correction on some sort of accommodating schedule, at which time they will buy shares of the world’s best companies at good prices. Trying to time or predict a correction and the magnitude of that correction is outside most investors’ areas of competence, including ours. And thus it is a greater error to make this assumption with other people’s funds. We don’t predict interest rates. We don’t predict market tops or bottoms. We exhaustively research companies to get an idea of their business and management quality, and their risk profile. This gives us the ability to take action when our view of a company’s value differs from the valuation that the market is currently awarding it.

One manner in which we think our process is different is how we view “disruption risk” at companies we own or are considering owning. We think that in many instances, the market is mispricing companies’ risks, by underestimating the risks of some business models while overestimating the risks to others. For example, the business disruption risks a supermarket faces are largely that of losing customer traffic due to local brick and mortar competition or online delivery. They do not face a technological or consumer preference change in which food will no longer be a necessity. Thus the supermarket’s management (or new management if they are unqualified) can take steps to regain or protect their market share and their investors. Contrast those risks with the risks faced by a social media or technology company, whose entire business model can be not only disrupted but destroyed, by a few software engineers creating a new algorithm across the street. And yet the supermarket trades at ten times earnings because they are slow growing, while the social media company trades at 100 times earnings because of rapid revenue growth. Now we are not advocating for value versus growth, but are pointing out business risks that we find are broadly underappreciated. We aim to add value by identifying and exploiting these mispriced risks before they are generally accepted by the broad market.

We find most companies and the market in general to be trading above an “attractive buy” valuation level, but not at excessive levels. We continue with the strategy we discussed in our last letter, which is to act defensively by trimming some positions as they become more than fairly valued, and deploying some of these funds into companies which we feel will offer better risk-adjusted returns over the next few years.

4

Marathon Value Portfolio
PORTFOLIO REVIEW (Unaudited)
April 30, 2015

The Fund’s performance figures(*) for the periods ended April 30, 2015, compared to its benchmark:

			Five	Ten
	Six	One	Year	Year	Inception*** through
	Month	Year	(Annualized)	(Annualized)	April 30, 2015
Marathon Value Portfolio	3.24%	7.05%	11.28%	7.92%	8.02%
S&P 500 Index **	4.40%	12.98%	14.33%	8.32%	4.15%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s investment advisor has contractually agreed to pay most of the Fund’s operating expenses (with certain exceptions) in return for a “universal fee” of 1.10% (excluding indirect costs of investing in other investment companies and certain other expenses) of the Fund’s Net Assets. Please review the Fund’s most recent prospectus for more detail on this universal fee. The Fund’s total annual expense ratio is 1.10% per the Fund’s most recent prospectus. For performance information current to the most recent month-end, please call toll-free 1-800-788-6086.

**	The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Fund’s portfolio holdings may differ significantly from the securities held in the Index, and unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. Investers may not invest directly in an index.

***	Inception date is March 28, 2000.

Portfolio Composition as of April 30, 2015 (Unaudited):

Sectors	Percentage of Net Assets
Information Technology	18.6%
Financial Services	17.6%
Industrials	15.8%
Consumer Discretionary	13.1%
Healthcare	9.9%
Consumer Staples	8.0%
Materials	7.1%
Energy	6.1%
Government Obligation	1.5%
Telecom	0.4%
Other	0.1%
Cash & Equivalents	1.8%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s Holdings.

5

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2015

Shares		Fair Value

	COMMON STOCKS - 90.0%
	CONSUMER DISCRETIONARY - 11.4%
6,200	Advance Auto Parts, Inc.	$886,600
10,100	Bed Bath & Beyond, Inc. *	711,646
8,500	Genuine Parts Co.	763,725
6,800	Honda Motor Co. Ltd. - ADR	228,004
5,668	John Wiley & Sons, Inc.	322,396
15,300	Lowe’s Cos, Inc.	1,053,558
8,400	McDonald’s Corp.	811,020
10,300	PepsiCo, Inc.	979,736
1,450	Polaris Industries, Inc.	198,592
32,280	Reading International, Inc. *	429,970
4,000	Tiffany & Co.	349,920
8,000	Walt Disney Co.	869,760
		7,604,927
	CONSUMER STAPLES - 7.4%
7,500	Archer-Daniels-Midland Co.	366,600
12,300	Campbell Soup Co.	549,933
13,200	Colgate-Palmolive Co.	888,096
6,300	Costco Wholesale Corp.	901,215
5,000	Kimberly-Clark Corp.	548,450
20,651	Koninklijke DSM NV - ADR	296,548
8,627	Procter & Gamble Co.	685,933
6,500	Walgreens Boots Alliance, Inc.	539,045
4,315	Weis Markets, Inc.	191,370
		4,967,190
	ENERGY - 4.5%
5,500	Anadarko Petroleum Corp.	517,550
6,600	ConocoPhillips	448,272
5,700	Devon Energy Corp.	388,797
5,323	Exxon Mobil Corp.	465,071
8,000	Phillips 66	634,480
10,200	RPC, Inc.	162,282
9,500	Sasol Ltd. - ADR	382,375
		2,998,827
	FINANCIAL SERVICES - 16.8%
3,013	Alleghany Corp. *	1,426,716
3,000	Aon PLC	288,690
14,100	Bank of Nova Scotia	777,897
6,500	Berkshire Hathaway, Inc. *	917,865
9,000	BofI Holding, Inc. *	826,290
11,481	Colony Capital, Inc.	297,473
6,707	Credit Suisse Group AG - ADR	172,839
25,000	Dynex Capital, Inc.	200,000
4,800	EastGroup Properties, Inc.	274,560
9,800	Equifax, Inc.	949,914
65,093	Hudson City Bancorp, Inc.	605,365
15,700	Leucadia National Corp.	373,189
1,306	National Western Life Insurance Co.	312,930
50,900	Northeast Bancorp	475,915
21,700	Plum Creek Timber Co., Inc.	915,740
12,500	SunTrust Banks, Inc.	518,750
19,530	US Bancorp	837,251
6,000	Verisk Analytics, Inc. - Cl. A *	450,240
900	White Mountains Insurance Group Ltd.	608,373
		11,229,997

See accompanying notes to financial statements.

6

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2015

Shares		Fair Value

	HEALTHCARE - 9.5%
4,700	Becton Dickinson and Co.	$662,089
8,500	Bristol-Myers Squibb Co.	541,705
4,500	Cardinal Health, Inc.	379,530
7,300	Edwards Lifesciences Corp. *	924,545
5,000	GlaxoSmithKline PLC - ADR	230,750
6,845	Novartis AG - ADR	696,821
6,500	Novo Nordisk A/S - ADR	365,755
8,723	Pfizer, Inc.	295,971
11,000	QIAGEN NV *	261,910
15,500	St Jude Medical, Inc.	1,085,775
9,700	Stryker Corp.	894,728
		6,339,579
	INDUSTRIALS - 15.8%
10,700	3M Co.	1,673,373
7,000	AGCO Corp.	360,570
3,400	Atlas Air Worldwide Holdings, Inc. *	165,716
14,100	Eaton Corp. PLC	969,093
11,400	Emerson Electric Co.	670,662
2,300	Expeditors International of Washington, Inc.	105,409
21,300	General Electric Co.	576,804
23,138	Graco, Inc.	1,657,144
8,300	Illinois Tool Works, Inc.	776,714
12,300	Lincoln Electric Holdings, Inc.	822,378
26,684	Raven Industries, Inc.	532,079
13,639	Secom Co., Ltd. - ADR	240,728
24,775	Tyco International Plc	975,640
9,800	United Parcel Service, Inc.	985,194
		10,511,504
	INFORMATION TECHNOLOGY - 18.2%
9,100	Apple, Inc.	1,138,865
6,700	Automatic Data Processing, Inc.	566,418
21,600	Avnet, Inc.	920,808
26,800	Cisco Systems, Inc.	772,644
22,500	Corning, Inc.	470,925
15,950	EMC Corp.	429,215
8,500	Global Payments, Inc.	852,380
800	Google, Inc. Class A *	439,016
1,103	Google, Inc. Class C *	592,702
17,600	Intel Corp.	572,880
6,200	International Business Machines Corp.	1,061,998
21,500	Linear Technology Corp.	991,795
12,600	Microsoft Corp.	612,864
31,600	Net 1 UEPS Technologies, Inc. *	431,972
9,000	TE Connectivity Ltd.	598,950
12,200	Texas Instruments, Inc.	661,362
7,568	Western Union Co.	153,479
9,780	Zebra Technologies Corp. *	900,542
		12,168,815
	MATERIALS - 6.0%
9,000	PPG Industries, Inc.	1,994,040
10,400	Silver Wheaton Corp.	205,296
22,200	Valspar Corp.	1,800,420
		3,999,756

See accompanying notes to financial statements.

7

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2015

Shares		Fair Value

	TELECOM - 0.4%
8,300	SK Telecom Co., Ltd. - ADR	$246,095

	TOTAL COMMON STOCK (Cost $30,712,032)	60,066,690

Par value

	BONDS AND NOTES - 7.4%
	CONSUMER DISCRETIONARY - 1.7%
$295,000	DR Horton, Inc., 5.63%, 1/15/2016	$302,744
500,000	Lennar Corp., 5.60%, 5/31/2015	501,600
215,000	Lowe’s Cos, Inc., 5.00%, 10/15/2015	219,547
100,000	RR Donnelley & Sons Co., 5.50, 5/15/2015	100,090
		1,123,981
	CONSUMER STAPLES - 0.6%
400,000	Coca-Cola HBC Finance BV, 5.50%, 9/17/2015	406,676

	ENERGY-1.6%
300,000	Anadarko Petroleum Corp., 5.95%, 9/15/2016	319,016
250,000	Chesapeake Energy Corp., 3.25%, 3/15/2016	249,686
300,000	Noble Holding International Ltd., 3.45%, 8/1/2015	301,101
200,000	WPX Energy, Inc., 5.25%, 1/15/2017	206,000
		1,075,803
	FINANCIAL SERVICES - 0.8%
53,583	Countrywide Asset-Backed Certificates, 0.84%, 4/25/2032 (A)	35,505
27,904	Countrywide Asset-Backed Certificates, 3.18%, 10/25/2032 (A)	9,953
44,980	Impac CMB Trust Series 2003-8, 1.07%, 10/25/2033 (A)	43,381
84,539	Impac CMB Trust Series 2004-4, 1.01%, 9/25/2034 (A)	79,397
350,000	Morgan Stanley, 3.00%, 9/16/2015 (A)	350,000
		518,236
	GOVERNMENT OBLIGATION - 1.5%
1,000,000	US Treasury Note, 2.00%, 2/15/2025 (Cost $1,001,216)	995,938

	HEALTHCARE - 0.4%
300,000	HCA, Inc., 7.19, 11/15/2015	308,250

	INFORMATION TECHNOLOGY - 0.4%
250,000	Dell, Inc., 2.30%, 9/10/2015	250,330

	MATERIALS - 0.4%
250,000	Masco Corp., 4.80%, 6/15/2015	250,959

	TOTAL BONDS AND NOTES (Cost $4,986,532)	4,930,173

See accompanying notes to financial statements.

8

Marathon Value Portfolio
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2015

Shares		Fair Value

	PREFERRED STOCK - 0.7%
	MATERIALS-0.7%
4,000	El du Pont de Nemours & Co., 4.50%, Perpetual (Cost $308,578)	$424,000

	SHORT TERM INVESTMENT - 1.8%
1,229,746	Huntington Conservative Deposit Account, 0.05% (A)
	(Cost $1,229,746)	1,229,746

	TOTAL INVESTMENTS (Cost $37,236,888) (B) - 99.9%	$66,650,609

	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%	80,767

	NET ASSETS - 100.00%	$66,731,376

*	Non-income producing securities.

ADR American Depositary Receipt.

CMB - Collateralized Mortgage Backed

(A)	Variable rate security; the rate shown represents the yield at April 30, 2015

(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $37,211,916 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$29,646,395
Unrealized depreciation	(207,702)
Net unrealized appreciation	$29,438,693

See accompanying notes to financial statements.

9

Marathon Value Portfolio
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2015

ASSETS
Investment securities:
At cost	$37,236,888
At fair value	$66,650,609
Dividends and interest receivable	105,050
Receivable for securities sold	77
Receivable for fund shares sold	14
Other assets	2,181
TOTAL ASSETS	66,757,931

LIABILITIES
Investment advisory fees payable (a)	26,555
TOTAL LIABILITIES	26,555
NET ASSETS	$66,731,376

Net Assets Consist Of:
Paid in capital	$37,151,514
Undistributed net investment income	194,976
Accumulated net realized loss from security transactions	(28,835)
Net unrealized appreciation on investments	29,413,721
NET ASSETS	$66,731,376

Net Asset Value Per Share:
Shares:
Net Assets	$66,731,376
Shares of beneficial interest outstanding (b)	2,877,502

Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.19

(a)	See Note 3 in the Notes to Financial Statements.

(b)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

10

Marathon Value Portfolio
STATEMENT OF OPERATIONS (Unaudited)
For the Six Month Period Ended April 30, 2015

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $9,462)	$600,936
Interest	24,809
TOTAL INVESTMENT INCOME	625,745

EXPENSES
Investment advisory fees (a)	368,243
TOTAL EXPENSES	368,243

NET INVESTMENT INCOME	257,502

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized loss from investments	(24,213)
Change in unrealized appreciation on investments	1,919,823

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	1,895,610

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,153,112

(a)	See Note 3 in the Notes to Financial Statements.

See accompanying notes to financial statements.

11

Marathon Value Portfolio
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
FROM OPERATIONS
Net investment income	$257,502	$371,273
Net realized gain (loss) from investments	(24,213)	1,145,134
Net change in unrealized appreciation on investments	1,919,823	3,927,621
Net increase in net assets resulting from operations	2,153,112	5,444,028

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(411,894)	(244,492)
From net realized gains	(1,149,058)	(1,778,576)
Net decrease in net assets from distributions to shareholders	(1,560,952)	(2,023,068)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,244,527	2,839,671
Reinvestment of distributions to shareholders	1,559,285	2,018,384
Payments for shares redeemed	(3,797,786)	(5,191,206)
Net decrease in net assets from shares of beneficial interest	(993,974)	(333,151)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(401,814)	3,087,809

NET ASSETS
Beginning of Period	67,133,190	64,045,381
End of Period *	$66,731,376	$67,133,190
* Includes undistributed net investment income of:	$194,976	$349,368

SHARE ACTIVITY
Shares Sold	53,972	129,355
Shares Reinvested	69,829	95,072
Shares Redeemed	(163,821)	(234,562)
Net decrease from share activity	(40,020)	(10,135)

See accompanying notes to financial statements.

12

Marathon Value Portfolio
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Six Months Ended
	April 30, 2015		Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	(Unaudited)		October 31, 2014		October 31, 2013		October 31, 2012	October 31, 2011	October 31, 2010

Net asset value, beginning of period	$23.01		$21.88		$17.72		$16.52	$15.39	$13.37
Activity from investment operations:
Net investment income	0.09	(b)	0.13	(b)	0.12	(b)	0.13	0.10	0.11
Net realized and unrealized gain on investments	0.63		1.69		4.33		1.51	1.13	2.02
Total from investment operations	0.72		1.82		4.45		1.64	1.23	2.13

Less distributions from:
Net investment income	(0.14)		(0.08)		(0.14)		(0.11)	(0.10)	(0.11)
Net realized gains	(0.40)		(0.61)		(0.15)		(0.33)	—	—
Total distributions	(0.54)		(0.69)		(0.29)		(0.44)	(0.10)	(0.11)
Net asset value, end of period	$23.19		$23.01		$21.88		$17.72	$16.52	$15.39
Total return (a)	3.24	% (g)	8.58%		25.48%		10.24%	8.03%	16.04%

Net assets, end of period (000s)	$66,731		$67,133		$64,045		$50,357	$41,251	$36,831

Ratio of expenses to average net assets before waiver	1.10	% (f)	1.13	% (e)	1.21	% (d)	1.25%	1.25%	1.27%
Ratio of expenses to average net assets	1.10	% (f)	1.13	% (e)	1.21	% (d)	1.25%	1.25%	1.23%
Ratio of net investment income to average net assets before waiver	0.77	% (f)	0.56%		0.61%		0.75%	0.64%	0.72%
Ratio of net investment income to average net assets (c)	0.77	% (f)	0.56%		0.61%		0.75%	0.64%	0.76%

Portfolio Turnover Rate	4	% (g)	16%		10%		13%	16%	16%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The expenses of the investment funds are excluded from the Fund’s expense ratio.

(d)	Effective March 8, 2013, the universal fee changed from 1.25% to 1.20%.

(e)	Effective March 1, 2014, the universal fee changed from 1.20% to 1.10%.

(f)	Annualized.

(g)	Not annualized.

See accompanying notes to financial statements.

13

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2015

1.	ORGANIZATION

Marathon Value Portfolio (the ‘‘Fund’’) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III, a Delaware statutory trust organized on December 5, 2011 (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund currently consists of one class of shares. Pursuant to a reorganization that took place on March 8, 2013, the Fund is the successor to the Marathon Value Portfolio, a former series of the Unified Series Trust (the “Predecessor Fund”), which in turn was the successor to the Marathon Value Portfolio, formerly of the AmeriPrime Funds (the “Original Fund”), pursuant to a reorganization that took place on January 3, 2003. The Predecessor Fund and the Original Fund had the same investment objectives and strategies and substantially the same investment policies as the Fund. The Original Fund commenced operations in March 1998. The Fund’s investment objective is to provide long-term capital appreciation in a well-diversified portfolio. Since March 28, 2000, the Fund’s advisor has been Spectrum Advisory Services, Inc. (the “Advisor”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of

14

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2015

the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of Directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2015

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2015, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$60,066,690	$—	$—	$60,066,690
Bonds and Notes	—	4,930,173	—	4,930,173
Preferred Stock	424,000	—	—	424,000
Short Term Investment	1,229,746	—	—	1,229,746
Total	$61,720,436	$4,930,173	$—	$66,650,609

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken by the Fund in its 2012, 2013, 2014, and 2015 fiscal year end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

16

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2015

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended April 30, 2015 cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, amounted to $4,573,793 and $2,880,772, respectively.

4.	INVESTMENT ADVISORY AGREEMENT/TRANSACTIONS WITH AFFILIATES

Spectrum Advisory Services, Inc. serves as the Fund’s investment advisor. Under the terms of an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor provides investment advisory services and pays the Fund’s expenses (except for the following expenses, which are paid by the Fund: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto, and any 12b-1 fees) in return for a “universal fee.” For its services to the Fund, the Advisor is entitled to receive an annual fee, computed and accrued daily and paid monthly, equal to 1.10% of the Fund’s average daily net assets.

For the six months ended April 30, 2015, the Advisor earned fees of $368,243 under the Advisory Agreement and was due $26,555 as of April 30, 2015.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund shares. During the six months ended April 30, 2015, the Distributor received $0 in underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Gemcom, LLC (“Gemcom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Adviser.

Compensation of Directors. Effective January 1, 2015, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $13,500 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. From January 1, 2014 through December 31, 2014, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust received a quarterly fee of $12,000. Prior to January 1, 2014, each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $6,000. Effective January 1, 2015, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $2,500, and the Audit Committee Chairmen receive a quarterly fee of $1,750. None of the executive officers receive compensation from the Trust. Trustee compensation is paid by the Trust and allocated between the funds of the Trust as discussed in Note 2. The total amount allocated to the Fund for the six months ended April 30, 2015 was $6,952.

17

Marathon Value Portfolio
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
April 30, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2014	October 31, 2013
Ordinary Income	$244,492	$403,638
Long-Term Capital Gain	1,778,576	409,874
	$2,023,068	$813,512

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undisributed			Post October	Unrealized	Total
Ordinary	Long-Term	Capital Loss	Other Book/Tax	Loss and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Differences	Year Loss	(Deprecation)	Earnings/(Deficits)
$324,396	$1,144,436	$—	$—	$—	$27,518,870	$28,987,702

The difference between the book basis and tax basis for unrealized appreciation and undistributed net investment income is primarily attributable to adjustments for return of capital distributions from C-Corporations.

Permanent book and tax differences, primarily attributable to adjustments for paydowns, grantor trusts and return of capital distributions from C-Corporations, resulted in reclassification for the period ended October 31, 2014 as follows:

Paid	Undistributed Net	Accumulated
in	Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(689)	$1,332	$(643)

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of April 30, 2015 Charles Schwab & Co. was the record owner of 76.22% of the Fund’s outstanding shares. Charles Schwab & Co. may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co. may be deemed to control the Fund.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

Marathon Value Portfolio
EXPENSE EXAMPLES
April 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting solely of the Fund’s universal fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 to April 30, 2015 (the ‘‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	11/1/14	4/30/15	11/1/14-4/30/15*	11/1/14-4/30/15
	$1,000.00	$1,032.40	$5.54	1.10%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	11/1/14	4/30/15	11/1/14-4/30/15*	11/1/14-4/30/15
	$1,000.00	$1,019.34	$5.51	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).
19

Marathon Value Portfolio

Additional Information (Unaudited)

April 30, 2015

Approval of Advisory Agreement – Marathon Value Portfolio Fund

In connection with a meeting held on February 3-4, 2015, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), made up entirely of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, discussed the approval of a new investment advisory agreement (the “Advisory Agreement”) between Spectrum Advisory Services, Inc. (“SAS”) and the Trust, with respect to the Marathon Value Portfolio (the “Portfolio”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board reviewed the background information of the key investment personnel responsible for servicing the Portfolio and noted the investment team’s diverse financial industry experience in portfolio management, compliance, and market research, as well as equity and fixed income analysis. The Board reviewed SAS’s investment process noting that SAS conducts fundamental research and analysis of the strengths and weaknesses of domestic companies, in addition to examining analysts’ expectations to find investments that have potential long term value. While not all strategy risks can be eliminated, the Board reviewed SAS’s risk management approach, noting SAS attempts to mitigate risks through asset class diversification, the implementation of its investment process. The Board noted that SAS monitors compliance to the Portfolio’s investment limitations by monitoring the individual investments on a daily basis. The Board expressed their satisfaction with SAS’s broker-dealer selection and screening process and noted that SAS reported no material compliance or litigation issues since its last contract approval. The Board concluded that SAS has and will likely continue to provide quality service to the Portfolio and its shareholders.

Performance. The Board reviewed the performance of the Portfolio and noted that the Portfolio underperformed the peer group and Morningstar category averages, along with the S&P 500, for each of the one, two, three and five year periods. The Board noted that the underperformance was caused by the Portfolio not being fully invested in the equity market during these periods, as it held cash and fixed income investments as a hedge against a down market. The Board further noted that these results were not unexpected given the long period of strong market returns and the Portfolio’s capital protection approach. While past performance is not indicative of future results, the Board acknowledged that performance was acceptable and SAS has stayed true to its mandate of seeking undervalued opportunities and not chasing returns. The Board concluded that SAS has and can continue to provide reasonable performance to the Portfolio and its shareholders.

20

Marathon Value Portfolio

Additional Information (Continued) (Unaudited)

April 30, 2015

Fees & Expenses. The Trustees discussed SAS’s unitary fee of 1.10%, under which SAS pays all ordinary operating expenses of the Portfolio. The Board discussed this fee and concluded that, although the Portfolio’s management fee was higher than the advisory fees in the Portfolio’s peer group and Morningstar category, under this structure, the total expense ratios of the peer group and Morningstar category provide for more accurate and appropriate comparisons. The Board observed that the Portfolio’s expense ratio was slightly higher than the peer group average and lower than the Morningstar category average. In all, the Board expressed its satisfaction with the unitary fee arrangement and concluded the management fee was not unreasonable.

Economies of Scale. The Board discussed the size of the Portfolio and its prospect for growth, concluding that it had not yet achieved meaningful economies justifying breakpoints. A representative of SAS agreed that, as the Portfolio grows and SAS achieves economies of scale, SAS would be willing to discuss the implementation of breakpoints at that time. The Board agreed to monitor and address the issue at the appropriate time.

Profitability. The Trustees reviewed the profitability analysis in connection with the management of the Portfolio provided by SAS. They noted SAS showed a loss from its relationship with the Portfolio, but that a representative of SAS explained that the expenses allocated to the Portfolio were a best estimate and consisted primarily of fixed expenses that would be incurred regardless of whether the adviser managed the Portfolio. After discussion, the Trustees concluded the level of profit realized by SAS in connection with its relationship with the Portfolio was not excessive.

Conclusion. Having requested and received such information from SAS as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and, as assisted by the advice of independent counsel, the Board, made up entirely of Independent Trustees, concluded that the advisory fee structure was reasonable and that renewal of the Advisory Agreement was in the best interests of the Trust and the shareholders of the Marathon Value Portfolio.

21

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230
22

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡         affiliates from using your information to market to you

¡         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III does not jointly market.
23

Marathon Value Portfolio

OTHER INFORMATION (Unaudited)

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Finally, the information on the Fund’s Form N-Q is available, upon request, by calling the Fund at (800) 788-6086.

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to its investments is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for each 12 month period ending June 30 is filed with the SEC on Form N-PX. Such information, when filed, is available without charge, upon request, by calling the Fund’s toll-free number at (800) 788-6086 or by visiting the Fund’s website at http://www.marathonvalue.com. Such information is also available on the SEC’s website at http://www.sec.gov.

24

Northern Lights Fund Trust III
17605 Wright Street
Omaha, NE 68130

ADVISOR
Spectrum Advisory Services, Inc.
1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
41 South High Street
Columbus, OH 43215

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 7/8/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 7/8/15